Restructuring Charge	6 Months Ended
Jun. 30, 2013
Restructuring Charge
7.	Restructuring Charge

During the three and six months ended June 30, 2013, the Partnership recognized restructuring charges of $1.0 million and $1.6 million, respectively, relating to the reorganization of the Partnership’s shuttle tanker marine operations and restructuring charges of $0.4 million and $0.4 million, respectively, relating to the reorganization of the Partnership’s conventional tanker marine operations. The purpose of the restructuring is to create better alignment with its marine operations resulting in a lower cost organization going forward. Both reorganizations were completed by June 30, 2013. Under these plans, the Partnership recorded restructuring charges of $2.0 million and $0.9 million, respectively, in total since these plans began in 2012.

As of June 30, 2013, restructuring liabilities of $1.0 million were recorded in accrued liabilities on the consolidated balance sheet.